POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series I	Fidelity Hanover Street Trust
Fidelity Advisor Series VII	Fidelity Hastings Street Trust
Fidelity Advisor Series VIII	Fidelity Investment Trust
Fidelity Beacon Street Trust	Fidelity Magellan Fund
Fidelity Capital Trust	Fidelity Mt. Vernon Street Trust
Fidelity Central Investment Portfolios LLC	Fidelity Puritan Trust
Fidelity Commonwealth Trust	Fidelity Securities Fund
Fidelity Commonwealth Trust II	Fidelity Select Portfolios
Fidelity Concord Street Trust	Fidelity Summer Street Trust
Fidelity Congress Street Fund	Fidelity Trend Fund
Fidelity Contrafund	Variable Insurance Products Fund
Fidelity Covington Trust	Variable Insurance Products Fund II
Fidelity Destiny Portfolios	Variable Insurance Products Fund III
Fidelity Devonshire Trust	Variable Insurance Products Fund IV
Fidelity Exchange Fund
Fidelity Financial Trust

in addition to any other investment company for which Fidelity Management & Research Company (“FMR”) or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-lA, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys—in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 2, 2018.

WITNESS our hands on this second day of March 2018.

/s/James C. Curvey	/s/Joseph Mauriello
James C. Curvey	Joseph Mauriello
/s/Dennis J. Dirks	/s/Charles S. Morrison
Dennis J. Dirks	Charles S. Morrison
/s/Donald F. Donahue	/s/Cornelia M. Small
Donald F. Donahue	Cornelia M. Small
/s/Alan J. Lacy	/s/Garnett A. Smith
Alan J. Lacy	Garnett A. Smith
/s/Ned C. Lautenbach	/s/David M. Thomas
Ned C. Lautenbach	David M. Thomas

POWER OF ATTORNEY

I, the undersigned Director or Trustee, as the case may be, of the following investment companies:

Fidelity Advisor Series I	Fidelity Exchange Fund
Fidelity Advisor Series VII	Fidelity Financial Trust
Fidelity Beacon Street Trust	Fidelity Hanover Street Trust
Fidelity Capital Trust	Fidelity Hastings Street Trust
Fidelity Central Investment Portfolios LLC	Fidelity Magellan Fund
Fidelity Commonwealth Trust	Fidelity Mt. Vernon Street Trust
Fidelity Commonwealth Trust II	Fidelity Select Portfolios
Fidelity Congress Street Fund	Fidelity Summer Street Trust
Fidelity Contrafund	Fidelity Trend Fund
Fidelity Covington Trust	Variable Insurance Products Fund II
Fidelity Destiny Portfolios	Variable Insurance Products Fund III
Fidelity Devonshire Trust	Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company (“FMR”) or an affiliate acts as investment adviser and for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby revokes all previous powers of attorney I have given to sign and otherwise act in my name and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-lA, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys—in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 2, 2018.

WITNESS our hands on this second day of March 2018.

/s/Michael E. Wiley
Michael E. Wiley